EXHIBIT 10.1

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

This INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT, dated as of May 3, 2016 (this “Agreement”), is entered into among GTT Communications, Inc., a Delaware corporation as the borrower (the “Borrower”), KeyBank National Association, as the administrative agent (the “Administrative Agent”), and the Incremental Term Lender (defined below) party hereto.

Reference is made to the Credit Agreement, dated as of October 22, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, various financial institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, the Lead Arrangers identified therein and the other parties thereto.  Capitalized terms which are defined in the Credit Agreement and which are used herein without definition shall have the same meanings herein as in the Credit Agreement.

WHEREAS, the Credit Agreement provides in Section 2.17 thereof that the Borrower may from time to time request Incremental Term Loan Commitments in accordance with such Section 2.17;

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower desires to obtain an Incremental Term Loan Commitment as hereinafter set forth, and KeyBank National Association (the “Incremental Term Lender”) is willing to do so on the terms set forth herein; and

WHEREAS, in connection with the foregoing, the Borrower desires to appoint KeyBanc Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint bookrunners with respect to this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      The Borrower hereby appoints each of KeyBanc Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint bookrunners with respect to this Agreement and the Incremental Term Loan Commitments to be provided hereby. No fees shall be payable to the joint lead arrangers and joint bookrunners with respect to the Incremental Term Loan contemplated hereunder.

2.                                      Pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested Incremental Term Loan Commitments in an aggregate principal amount of $30,000,000, which amount is permitted under, and shall reduce the amount set forth in, clause (A) of the definition of “Incremental Facility Maximum Amount” set forth in the Credit Agreement, and that such Incremental Term Loan Commitments become effective on the Effective Date, as defined below.  The Borrower has also requested that the Administrative Agent waive the minimum 15 day time period required pursuant to Section 2.17(a)(ii) of the Credit Agreement prior to the effectiveness of any such Incremental Term Loan Commitments.

3.                                      Pursuant and subject to Section 2.17 of the Credit Agreement and this Agreement, the Incremental Term Lender hereby commits to provide an Incremental Term Loan Commitment in an aggregate principal amount of $30,000,000 on the Effective Date, on the terms and subject to the conditions set forth in this Agreement.  In addition, the Administrative Agent, in its capacity as such, hereby waives the minimum 15-day period for a notice requesting Incremental Term Loan Commitments required pursuant to Section 2.17(a) of the Credit Agreement prior to the effectiveness of any such Incremental Term Loan Commitments and agrees that the Incremental Term Loan Commitment to be provided hereunder may be effective on the Effective Date.

4.                                      Upon the satisfaction of the conditions precedent below and the occurrence of the Effective Date, (i) the Incremental Term Lender shall provide an Incremental Term Loan Commitment to the Borrower which shall provide for Incremental Term Loans to be made to the Borrower on the Effective Date in an aggregate principal amount of $30,000,000, (ii) such Incremental Term Loans made pursuant to the Incremental Term Loan Commitment established hereunder shall constitute “Term Loans” for all purposes under the Credit Agreement and shall have the same terms and conditions as the existing Term Loans under the Credit Agreement (including, without limitation, with respect to interest payable thereon and the maturity date thereof), provided that the quarterly amortization amount payable with respect to the Incremental Term Loans provided hereunder on the dates set forth in Section 2.13(b) of the Credit Agreement, commencing with June 30, 2016, shall be $75,000, and (iii) as of the Effective Date, the aggregate outstanding principal amount of Term Loans (including the Incremental Term Loans to be made by the Incremental Term Lender pursuant to the Incremental Term Loan Commitment Loan established hereunder) are set forth on Schedule A hereto.

5.                                      Upon the satisfaction of the following conditions precedent, the effective date for this Agreement shall be May 3, 2016 (the “Effective Date”):

(a)                                 the Administrative Agent shall have received an executed signature page hereto from the Borrower and the Incremental Term Lender;

(b)                                 the Borrower shall have executed and delivered to the Incremental Term Lender the separate fee letter agreed to between the Borrower and the Incremental Term Lender in connection with this Agreement;

(c)                                  the Borrower shall have executed and delivered to the Administrative Agent a Term Note for the account of the Incremental Term Lender evidencing the Incremental Term Loan Commitment established hereby;

(d)                                 each of the Guarantors shall have acknowledged and agreed to the terms of this Agreement;

(e)                                  the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower (i) certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, and (ii) attaching certified copies of the resolutions of the Board of Directors (or similar governing body) of the Borrower approving this Agreement;

(f)                                   the Administrative Agent shall have received a Notice of Borrowing, inter alia, certifying, as of the Effective Date, the conditions set forth in Section 4.02 of the Credit Agreement are satisfied; and

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(g)                                  the Administrative Agent shall have received an opinion of counsel to the Borrower and any Guarantor that is not an Immaterial Subsidiary in form and substance reasonably satisfactory to the Administrative Agent.

6.                                      The representations and warranties of the Borrower under the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any representation or warranty subject to a materiality qualifier, true and correct) as of the date hereof, both before and after giving effect to this Agreement, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in the case of any representation or warranty subject to a materiality qualifier, true and correct) as of the date when made.

7.                                      As of the date hereof, both before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

8.                                      This Agreement is a Loan Document delivered in connection with the Credit Agreement.

9.                                      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, as of the date first above written.

BORROWER:

GTT COMMUNICATIONS, INC.

By:	Michael Sicoli
Name:	Michael Sicoli
Title:	Chief Financial Officer

INCREMENTAL TERM LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	Paul Malec
Name:	Paul Malec
Title:	Vice President

Acknowledged and agreed to:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	Paul Malec
Name:	Paul Malec
Title:	Vice President

Acknowledged and agreed to:

GTT AMERICAS, LLC

By:	Michael Sicoli
Name:	Michael Sicoli
Title:	Chief Financial Officer

Schedule A

As of the Effective Date, the aggregate outstanding principal amount of Term Loans (including the Incremental Term Loans to be made by the Incremental Term Lender pursuant to the Incremental Term Loan Commitment Loan established hereunder) is $429,000,000.